Exhibit 99.1

BYLAWS

OF

ENTERPRISE FINANCIAL SERVICES CORP

(a Delaware corporation)

ARTICLE 1

DEFINITIONS

As used in these Bylaws, unless the context otherwise requires, the term:

1.1 “Assistant Secretary” means an Assistant Secretary of the Corporation.

1.2 “Assistant Treasurer” means an Assistant Treasurer of the Corporation.

1.3 “Board” means the Board of Directors of the Corporation.

1.4 “Bylaws” means the Initial bylaws of the Corporation; as amended from time to time.

1.5 “Certificate of Incorporation” means the initial certificate of incorporation of the Corporation, as amended, supplemented or restated from time to time.

1.6 “Corporation” means Enterprise Financial Services Corp.

1.7 “Directors” means directors of the Corporation.

1.8 “General Corporation Law” means the General Corporation Law of the State of Delaware, as amended from time to time.

1.9 “Office of the Corporation” means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

1.10 “President” means the President of the Corporation.

1.11 “Secretary” means the Secretary of the Corporation.

1.12 “Stockholders” means stockholders of the Corporation.

1.13 “Total number of directors” means the total number of directors determined in accordance with Section 141 (1) of the General Corporation Law and Section 3.2 of the Bylaws.

1.14 “Treasurer” means the Treasurer of the Corporation.

1.15 “Vice President” means a Vice President of the Corporation.

1.16 “Whole Board” means the total number of directors of the Corporation.

ARTICLE 2

STOCKHOLDERS

2.1 Time and Place of Meeting. All meetings of the stockholders for the election of Directors or for any other purpose shall be held at such time and place, within or without the states of Delaware or Missouri, as shall be designated by the Board of Directors. In the absence of any such designation by the Board of Directors, each such meeting shall be held at the principal office of the Corporation.

2.2 Annual Meetings. An annual meeting of stockholders shall be held for the purpose of electing Directors and transacting such other business as may properly be brought before the meeting. The date of the annual meeting shall be determined by the Board of Directors, which date shall be within 13 months of the last annual meeting of stockholders.

2.2.1 Business to be Conducted at Annual Meeting. At an annual meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation’s notice of the meeting, (ii) by or at the direction of the Board of Directors (or any duly organized committee thereof), or (iii) by any stockholder of the Corporation who is a stockholder of record on the date of giving of the notice provided for in this Bylaw and on the record date for the determination of stockholders entitled to vote at such meeting and who has complied with the notice procedures set forth in this Bylaw.

2.2.2 In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice in proper written form to the Secretary which notice is not withdrawn by such stockholder at or prior to such annual meeting.

2.2.3 To be timely, a stockholder’s notice to the Secretary must be delivered or mailed to and received by the Secretary at the principal executive offices of the Corporation not less than ninety days nor more than one hundred twenty days prior to the first anniversary of the preceding year’s annual meeting.

2.2.4 To be in proper written form, such stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business to be brought before the annual meeting and the reasons for conducting such business at such meeting; (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and the number of shares of the Corporation’s stock which are beneficially owned by the stockholder, and the beneficial owner, if any, on whose behalf the proposal is made; (iv) any material interest of the stockholder, and of the beneficial owner, if any, on whose behalf the proposal is made, in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

2.2.5 Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Bylaw. The chairman of the meeting may, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with the provisions of this Bylaw; and if the chairman should so determine, the chairman shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.

2.3 Special Meetings. A special meeting of stockholders, unless otherwise prescribed by statute, may be called at any time by the Chairman of the Board, the President, the Board of Directors acting pursuant to a resolution adopted by a majority of the Board or upon written request of the holders of at least 50% of all of the issued and outstanding shares entitled to vote, provided they shall make written application to the Secretary stating the time, place, and purpose or purposes, and the Secretary shall thereupon call the meeting and issue notice as herein provided. Such request for a special meeting shall state the purpose or purposes of the proposed meeting, and at such special meeting only such matters as shall be specified in the call therefor shall be considered.

2.4 Fixing Record Date. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or to express consent to corporate action in writing without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix in advance a date as the record date for any such determination of stockholders. Such date shall not be more than fifty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no such record date is fixed:

2.4.1 The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day an which the meeting is held;

2.4.2 The record date for determining stockholders entitled to express consent to corporation action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed;

2.4.3 The record date for determining stockholders for any purpose other than those specified in Section 2.4.1 and 2.4.2 shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

When a determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date for the adjourned meeting.

2.5 Notice of Meetings of Stockholders. Except as otherwise provided in Sections 2.4 and 2.6 of the Bylaws, whenever under the General Corporation Law or the Certificate of Incorporation or the Bylaws stockholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be given, personally or by mail, not less than ten nor more than fifty days before the date of the meeting, to each stockholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this section has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.6 Waivers of Notice. Whenever notice is required to be given to any stockholder under any provision of the General Corporation Law or the Certificate of Incorporation or the Bylaws, a written waiver thereof, signed by the stockholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of. any regular or special meeting of the stockholders need be specified in any written waiver of notice.

2.7 List of Stockholders. The Secretary shall prepare and make, or cause to be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the principal place of business of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

2.8 Quorum of Stockholders; Adjournment. The holders of a majority of the shares of stock entitled to vote at any meeting of stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of stockholders, it is not broken by the subsequent withdrawal of any stockholders. The holders of a majority of the shares of stock present in person or represented by proxy at any meeting of stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place.

2.9 Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, every stockholder of record shall be entitled at every meeting of stockholders to one vote for each share of capital stock standing in his name on the record of stockholders determined in accordance with Section 2.4 of the Bylaws. If the Certificate of Incorporation provides for more or less than one vote for any share, on any matter, every reference in the Bylaws or the General Corporation Law to a majority of other proportion of stock shall refer to such majority or other proportion of the votes of such stock. The provisions of Sections 212 and 217 of the General Corporation Law shall apply in determining whether any shares of capital stock may be voted and the persons, if any, entitled to vote such shares; but the Corporation shall be protected in treating the persons in whose names shares of capital stock stand on the record of stockholders as owners thereof for all purposes. At any meeting of stockholders (at which a quorum was present to organize the meeting), all matters, except as otherwise provided by law or by the Certificate of Incorporation or by the Bylaws, shall be decided by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken. All elections of directors shall be by written ballot unless otherwise provided in the Certificate of Incorporation. In all elections for directors, each stockholder shall have as many votes as shall equal the number of voting shares held by such stockholder in the Corporation, multiplied by the number of directors to be elected, and such stockholder may cast all his votes, either in person or by proxy, for one candidate or distribute them among two or more candidates. In voting on any other question on which a vote by ballot is required by law or is demanded by any stockholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the stockholder voting or by his proxy, and shall state the number of shares voted. All elections shall be determined by a plurality of the votes cast, and, except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively. On all other questions, the voting may be by viva voce. Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section 212 of the General Corporation Law.

2.10 Denial of Preemptive Rights. As provided in the Certificate of Incorporation, no shareholder of the Corporation shall have any preemptive right to subscribe for or to purchase, or to have offered to him for subscription or purchase, any additional securities of the Corporation.

2.11 Selection and Duties of Inspectors at Meetings of Stockholders. The Board, in advance of any meeting of stockholders, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at such meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector or inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder entitled to vote thereat, the inspector or inspectors shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them. Any report or certificate made by the inspector or inspectors shall be prima facie evidence of the facts stated and of the vote as certified by him or them.

2.12 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his/her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall announce at the meeting of stockholders the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

2.13 Conduct of Meetings. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.14 Written Consent of Stockholders Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE 3

DIRECTORS

3.1 General Powers. The Board of Directors shall control and manage the business and property of the Corporation. The Board may exercise all such powers of the Corporation and do all lawful acts and things as are not by law, the Certificate of Incorporation, or these Bylaws directed or required to be exercised or done by the stockholders or some particular officer of the Corporation.

3.2 Number, Qualification; Term of Office. The number of Directors shall be determined from time to time by resolution of the Board of Directors in accordance with the terms of Article Seven of the Certificate of Incorporation. Each director shall be a stockholder of the Corporation, except in such specific case or cases as shall be otherwise authorized by the Board of Directors upon a showing of reasonable cause therefor.

3.3 Election. The Directors who are to be elected at the annual meeting of stockholders shall be elected by ballot by the holders entitled to vote.

3.4 Newly Created Directorships and Vacancies. Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the Directors then in office, though less than a quorum (and not by stockholders), and Directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires or until such Director’s successor shall have been duly elected and qualified. No decrease in the number of authorized Directors shall shorten the term of any incumbent Director.

3.5 Resignations. Any Director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

3.6 Removal of Directors. Subject to the provisions of Section 141(k) of the General Corporation Law, any or all of the Directors may be removed with or without cause, by the holders of a majority of the shares then entitled to vote at an election of Directors.

3.7 Compensation. Each Director, in consideration of his service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at Directors’ meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties. Each Director who shall serve as a member of any committee of Directors in consideration of his serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in the performance of his duties. Nothing contained in this section shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

3.8 Place and Time of Meetings of the Board. Meetings of the Board, regular or special, may be held at any place within or without the states of Delaware or Missouri. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to resolution of the Board) in the notice of the meeting.

3.9 Annual Meetings. On the day when and at the place where the annual meeting of stockholders for the election of Directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section 3.11 of the Bylaws for special meetings of the Board or in a waiver of notice thereof.

3.10 Regular Meetings. Regular meetings of the Board may be held at such times and places as may be fixed from time to time by the Board. Unless otherwise required by the Board, regular meetings of the Board may be held without notice. If any day fixed for a regular meeting of the Board shall be a Saturday or Sunday or a legal holiday at the place where such meeting is to be held, then such meeting shall be held at the same hour at the same place on the first business day thereafter which is not a Saturday, Sunday or legal holiday.

3.11 Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President or the Secretary or by any five Directors. Notice of such special meeting of the Board shall, if mailed, be addressed to each Director at the address designated by him for the purpose or, if none is designated, at his last known address at least three days before the date on which the meeting is to be held; or such notice shall be sent to each Director at such address by telephone, telegraph, facsimile or personal delivery, not later than 24 hours before the date on which such meeting is to be held. Every such notice shall state the time and place of the meeting but need not state the purposes of the meeting, except to the extent required by law or these Bylaws. If mailed, each notice shall be deemed given when deposited; with postage thereon prepaid, in a post office or official depository under the exclusive care and custody of the United States post office department. Such mailing shall be by first class mail. The method of notice need not be the same for each Director being notified.

3.12 Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Notice of any adjourned meeting of the Board need not be given to any Director whether or not present at the time of the adjournment. Any business may be transacted at any adjourned meeting that might have been transacted at the meeting as originally called.

3.13 Waiver of Notice. Whenever notice is required to be given to any Director or member of a committee of Directors under any provision of the General Corporation Law or of the Certificate of Incorporation or ByLaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a committee of Directors, need be specified in any written waiver of notice.

3.14 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

3.15 Quorum of Directors. The lowest number of Directors that constitutes more than one half of the whole Board shall constitute a quorum, and the affirmative vote of not less than such number shall be required in order to constitute the act of the Board of Directors.

3.16 Action by the Board. All corporate action taken by the Board or any committee thereof shall be taken at a meeting of the Board, or of such committee, as the ease may be, except that any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.16 shall constitute presence in person at such meeting. Except as otherwise provided by the Certificate of Incorporation or by law, the vote of a majority of the Directors present (including those who participate by means of conference telephone or similar communications equipment) at the time of the vote, if a quorum is present at such time, shall be the act of the Board.

3.17 Notice to Members of the Board of Directors. Each member of the Board of Directors shall file with the Secretary of the Corporation an address to which mail or telegraphic notices shall be sent and a telephone number to which a telephonic or facsimile notice may be transmitted. A notice mailed, telegraphed, telephoned or transmitted by facsimile in accordance with the instructions provided by the Director shall be deemed sufficient notice. Such address or telephone number may be changed at any time and from time to time by a Director by giving written notice of such change to the Secretary. Failure on the part of any Director to keep an address and telephone number on file with the Secretary shall automatically constitute a waiver of notice of any regular or special meeting of the Board which might be held during the period of time that such address and telephone number are not on file with the Secretary. A notice shall be deemed to be mailed when deposited in the United States mail, postage prepaid. A notice shall be deemed to be telegraphed when the notice is delivered to the transmitter of the telegram and either payment or provision for payment is made by the Corporation. Notice shall be deemed to be given by telephone if the notice is transmitted over the telephone to some person (whether or not such person is the Director) answering the telephone at the number which the Director has placed on file with the Secretary. Notice shall be deemed to be given by facsimile transmission when sent to the telephone number which the Director has placed on file with the Secretary.

ARTICLE 4

COMMITTEES

4.1 Committees of the Board. The Board may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In. the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, and unless the resolution designating it expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

4.2 Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 4 of these Bylaws.

ARTICLE 5

OFFICERS

5.1 Officers. The Board shall elect from its membership a Chairman of the Board and a President. The Board shall also elect a Secretary and a Treasurer, and may elect or appoint a Chief Executive Officer, one or more Vice Presidents and such other officers as it may determine. The Board many designate one or more Vice Presidents as Executive Vice Presidents, and may use descriptive words or phrases to designate the standing, seniority or area of special competence of the Vice Presidents elected or appointed by it. The Board of Directors may appoint a Vice Chairman of the Board, but the person holding that position shall not be considered an officer of the Corporation. Each officer shall hold his office until his successor is elected and qualified or until his earlier death, resignation or removal in the manner provided in Section 5.2 of the Bylaws. Any two or more offices may be held by the same person other than President and Secretary. The Board may require any officer to give a bond or other security for the faithful performance of his duties, in such amount and with such sureties as the Board may determine. All officers as between themselves and the Corporation shall have such authority and perform such duties in the management of the Corporation as may be provided in the Bylaws or as the Board may from time to time determine,

5.2 Removal of Officers. Any officer elected or appointed by the Board may be removed by the Board with or without cause. The removal of an officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

5.3 Resignations. Any officer may resign at any time by so notifying the Board, the President or the Secretary in writing. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any.

5.4 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in the Bylaws for the regular election or appointment to such office.

5.5 Compensation. Salaries or other compensation of the officers shall be fixed from time to time by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director.

5.6 Chief Executive Officer. If the offices of Chairman of the Board and President are held by the same person, that person shall be the Chief Executive Officer of the Corporation. Otherwise, the Chief Executive Officer shall be the Chairman of the Board or the President, as designated by the Board of Directors. The Chief Executive Officer shall have general supervision and control over all the business and property of the Corporation and shall be responsible at all times to the Board of Directors and the Executive Committee. In the event the Chief Executive Officer shall fail or for any reason be unable to serve as such, the Board of Directors shall promptly act to fill such vacancy.

5.7 Chairman of the Board. The Chairman of the Board shall preside as chairman of all meetings of the Board of Directors and all meetings of stockholders at which the Chairman shall be present and shall have such other powers, responsibilities and duties as shall be assigned by the Board.

5.8 President. If there is no Chief Executive Officer elected or appointed, then the President shall assume the duties of the Chief Executive Officer as set forth above and as stated herein. If the Chief Executive Officer is elected but is unable to act, then the President shall perform all of the duties of the Chief Executive Officer, unless some other officer is designated by the Board of Directors to perform those duties. He may, with the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer, sign certificates for shares of the capital stock of the Corporation and, in general, be shall perform all duties incident to the office of President and such other duties as from time to time may be prescribed by the Board of Directors or by the Chief Executive Officer.

5.9 Vice President. At the request of the President, or in his absence, at the request of the Board, the Vice President shall (in such order as may be designated by the Board or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the President and so acting shall have all the powers of and be subject to all restrictions upon the President. Any Vice President may also, with the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer, sign certificates for shares of capital stock of the Corporation; may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by the Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed; and shall perform such other duties as from time to time may be assigned to him by the Board or by the Chief Executive Officer.

5.10 Secretary. The Secretary, if present, shall act as secretary of all meetings of the stockholders and of the Board, and shall keep the minutes thereof in the proper book or books to be provided for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served; he may, with the President or a Vice President, sign certificates for shares of capital stock of the Corporation; he shall be custodian of the seal of the Corporation and may seal with the seal of the Corporation, or a facsimile thereof, all certificates for shares of the capital stock of the Corporation and all documents the execution of which on behalf of the Corporation under its corporate seal is authorized in accordance with the provisions of the Bylaws; he shall have charge of the stock ledger and also of the other books, records and papers of the Corporation relating to its organization and management as a Corporation, and shall see that the reports, statements and other documents required by law are properly kept and filed; and shall, in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or by the Chief Executive Officer.

5.11 Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with these Bylaws; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined in accordance with any provisions of the Bylaws, and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books to be kept by him or under his direction full and adequate account of all moneys received or paid by him for the account of the Corporation; have the right to require, from time to time, reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the President or the Board, whenever the President or the Board, respectively, shall require him so to do, an account of the financial condition of the Corporation and of all his transactions as Treasurer; exhibit at all reasonable times his books of account and other records to any of the Directors upon application at the office of the Corporation where such books and records are kept; and, in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board or by the Chief Executive Officer; and he may sign with the President or a Vice President certificates for shares of capital stock of the Corporation.

5.12 Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board or by the Chief Executive Officer. Assistant Secretaries and Assistant Treasurers may, with the President or a Vice President, sign certificates for shares of capital stock of the Corporation.

ARTICLE 6

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

6.1 Execution of Contracts. The Board may authorize any officer, employee or agent, in the name and on behalf of the Corporation, to enter into any contract or execute and satisfy any instrument, and any such authority may be general or confined to specific instances or otherwise limited.

6.2 Loans. The President or any other officer, employee or agent authorized by the Bylaws or by the Board may effect loans and advances at any time for the Corporation from any bank, trust company or other institutions or from any firm, corporation or individual and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances or otherwise limited.

6.3 Checks, Drafts, Etc. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all notes or other evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

6.4 Deposits. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation in such banks, trust companies or other depositaries as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power may from time to time be delegated by the Board.

ARTICLE 7

STOCK AND DIVIDENDS

7.1 Certificates Representing Shares. The shares of capital stock of the Corporation shall be represented by certificates in such form (consistent with the provisions of Section 158 of the General Corporation Law) as shall be approved by the Board. Such certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimile, if the certificate is countersigned by a transfer agent or registrar other than the Corporation itself or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

7.2 Transfer of Shares. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by his duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or an Assistant Secretary or the transfer agent of the Corporation. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation. No transfer of shares of capital stock shall be valid as against the Corporation, its stockholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

7.3 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

7.4 Lost, Destroyed, Stolen and Mutilated Certificates. The holders of any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares, and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

7.5 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with the Bylaws or with the Certificate of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

7.6 Restriction on Transfer of Stock. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if permitted by Section 202 of the General Corporation Law and noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing such capital stock, a restriction, even though permitted by Section 202 of the General Corporation Law, shall be ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration of transfer of capital stock of the Corporation may be imposed either by the Certificate of Incorporation or by an agreement among any number of stockholders or among such stockholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction.

7.7 Dividends, Surplus, Etc. Subject to the provisions of the Certificate of Incorporation and of law, the Board:

7.7.1 May declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time or times as, in its discretion, the condition of the affairs of the Corporation shall render advisable;

7.7.2 May use and apply, in its discretion, any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or warrants therefore, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness in accordance with law;

7.7.3 May set aside from time to time out of such surplus or net profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.

ARTICLE 8

INDEMNIFICATION

8.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a Director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incorrect or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 8.3 of this Article 8 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnity any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

8.2 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1 of this Article 8, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 8.2 or otherwise.

8.3 Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or 8.2 of this Article 8 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article 8 or otherwise shall be on the Corporation.

8.4 Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article 8 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors or otherwise.

8.5 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law.

8.6 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

8.7 Nature of Rights. The rights conferred upon indemnitees in this Article 8 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article 8 that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE 9

BOOKS AND RECORDS

9.1 Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of the stockholders, the Board and any committee of the Board. The Corporation shall keep at its principal, or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

9.2 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in electronic form or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

9.3 Inspection of Books and Records. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the inspection of the stockholders.

ARTICLE 10

SEAL

The Board may adopt a corporate seal which shall be in the form of a circle and shall bear the name of the Corporation and the word “Delaware.”

ARTICLE 11

FISCAL YEAR

The fiscal year of the Corporation shall be for such period of 12 months as the Board shall determine.

ARTICLE 12

VOTING OF SHARES HELD

Unless otherwise provided by resolution of the Board, the President may, from time to time, appoint one or more attorneys or agents of the Corporation, in the name and an behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose shares or securities may be held by the Corporation, at meetings of the holders of stock or other securities of such other corporation, or to consent in writing to any action by any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, consents, waivers or other instruments as he may deem necessary or proper in the premises; or the President may himself attend any meeting of the holders of the stock or other securities of any such other corporation and thereat vote or exercise any or all other powers of the Corporation as the holder of such stock or other securities of such other corporation.

ARTICLE 13

AMENDMENTS

These Bylaws may be amended or repealed, or new Bylaws may be adopted (i) by the affirmative vote of a majority of the shares issued and outstanding and entitled to vote at any annual or special meeting of stockholders, or (ii) by the affirmative vote of the majority of the Board of Directors at any regular or special meeting; provided that the notice of such meeting of stockholders or directors, whether regular or special, shall specify as one of the purposes thereof the making of such amendment or repeal, and provided further that any amendment of the Bylaws made by the Board may be further amended or repealed by the stockholders.

CERTIFICATE

The undersigned hereby certifies that the foregoing is a true copy of the Bylaws of the Corporation adopted on the 29th day of October 2004.

/s/ Karen K. Sher
Karen K. Sher
Secretary

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